Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Operating expenses:
General and administrative	$ 6,863	$ 5,249
Research and development	4,725	2,225
Warrant expense - termination agreement	0	4,556
Total operating expenses	11,588	12,030
Loss from operations	(11,588)	(12,030)
Other income (expense):
Warrant liability - mark-to-market	0	(3,444)
Interest expense	(176)	(79)
Interest income	354	127
Total other income (expense)	178	(3,396)
Loss before income taxes	(11,410)	(15,426)
Income taxes	0	0
Net loss	$ (11,410)	$ (15,426)
Loss per share - basic and diluted (in dollars per share)	$ (6.46)	$ (14.82)
Weighted average shares outstanding - basic and diluted (in shares)	1,766,425	1,040,720